UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (PARENTHETICAL) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024	Jun. 30, 2024
Statement of Cash Flows [Abstract]
Cash and cash equivalents	$ 109,206	$ 165,274	$ 84,362
Restricted cash and short-term deposits (current portion)	0	0	1,676
Restricted cash (non-current portion)	502	446	463
Total cash, cash equivalents, restricted cash and restricted cash equivalents	$ 109,708	$ 165,720	$ 86,501